UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The Bank of New York Mellon Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Where a vote is not specified, the proxies will vote shares represented by this Proxy FOR all nominees for director, FOR Proxy Items 2 and 3, and AGAINST Proxy Items 4 and 5, and will vote in their discretion on such other matters that may properly come before the meeting and at any adjournment of such meeting.	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Directors recommends a vote FOR all nominees for director:		FOR ALL	WITHHELD FOR ALL	EXCEPTIONS*

1.	Election of Directors	☐	☐	☐

Nominees:	01	Ruth E. Bruch	06	Richard J. Kogan	11	Catherine A. Rein
	02	Nicholas M. Donofrio	07	Michael J. Kowalski	12	William C. Richardson
	03	Gerald L. Hassell	08	John A. Luke, Jr.	13	Samuel C. Scott III
	04	Edmund F. Kelly	09	Robert Mehrabian	14	John P. Surma
	05	Robert P. Kelly	10	Mark A. Nordenberg	15	Wesley W. von Schack

Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions*” box and write that nominee’s name on the following line.

Exceptions*
Note: A vote FOR the election of directors includes discretionary authority to vote for a substitute if a nominee is unable to serve.

The Board of Directors recommends a vote FOR proposals 2 and 3:

		FOR	AGAINST	ABSTAIN

2.	Proposal to approve the advisory (non-binding) resolution relating to 2008 executive compensation.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

3.	Ratification of appointment of KPMG LLP as independent registered public accountants.	☐	☐	☐

The Board of Directors recommends a vote AGAINST proposals 4 and 5:

		FOR	AGAINST	ABSTAIN

4.	Stockholder proposal with respect to cumulative voting.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

5.	Stockholder proposal requesting adoption of a 75% retention policy for shares acquired through compensation plans.	☐	☐	☐

Signature	Signature	Date

Please date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., full title as such should be shown. For joint accounts, each joint owner should sign. If more than one trustee is listed, all trustees should sign, unless one trustee has power to sign for all.

▲ FOLD AND DETACH HERE ▲

The Bank of New York Mellon Corporation

Deferred Share Award Trusts Confidential Ballot

This is a ballot for voting the shares of The Bank of New York Mellon Corporation stock held by Wachovia Bank, N.A., as Trustee of the Mellon Financial Corporation Deferred Share Award Trust 1 and Deferred Share Award Trust 2. Please complete the ballot and return it in the envelope provided. Wachovia Bank, N.A., as Trustee of the Trusts, will vote the shares held in the Trusts as to which you have voting authority as directed on the ballot at the Annual Meeting of Shareholders of The Bank of New York Mellon Corporation to be held on April 14, 2009 and any adjournment thereof.

Indicate your voting instructions for each proposition on the ballot, sign and date it, and return it in the envelope provided. Your ballot must be received on or before April 6, 2009 in order to be counted. Your voting instructions will be kept confidential.

If you properly sign and return your ballot, the Trustee will vote the shares as to which you have voting authority according to your instructions. If you fail to provide voting instructions for any of the propositions on the ballot, the Trustee will vote the shares as to which you have voting authority in the same proportions as it votes the respective Trust’s shares for which signed voting directions are timely received.

If you do not properly sign and return your ballot, the Trustee will vote the shares as to which you have voting authority “FOR”, “AGAINST”, or “ABSTAIN” in the same proportions as it votes the respective Trust’s shares for which signed voting directions are timely received. Consequently, a failure to sign and return a ballot is not equivalent to voting “FOR”, “AGAINST”, or “ABSTAIN” with respect to any of the propositions on the ballot.

(Continued, and to be signed and dated, on reverse side)

▲ FOLD AND DETACH HERE ▲

Where a vote is not specified, the proxies will vote shares represented by this Proxy FOR all nominees for director, FOR Proxy Items 2 and 3, and AGAINST Proxy Items 4 and 5, and will vote in their discretion on such other matters that may properly come before the meeting and at any adjournment of such meeting.	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Directors recommends a vote FOR all nominees for director:		FOR ALL	WITHHELD FOR ALL	EXCEPTIONS*

1.	Election of Directors	☐	☐	☐

Nominees:	01	Ruth E. Bruch	06	Richard J. Kogan	11	Catherine A. Rein
	02	Nicholas M. Donofrio	07	Michael J. Kowalski	12	William C. Richardson
	03	Gerald L. Hassell	08	John A. Luke, Jr.	13	Samuel C. Scott III
	04	Edmund F. Kelly	09	Robert Mehrabian	14	John P. Surma
	05	Robert P. Kelly	10	Mark A. Nordenberg	15	Wesley W. von Schack

Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions*” box and write that nominee’s name on the following line.

Exceptions*
Note: A vote FOR the election of directors includes discretionary authority to vote for a substitute if a nominee is unable to serve.

The Board of Directors recommends a vote FOR proposals 2 and 3:

		FOR	AGAINST	ABSTAIN

2.	Proposal to approve the advisory (non-binding) resolution relating to 2008 executive compensation.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

3.	Ratification of appointment of KPMG LLP as independent registered public accountants.	☐	☐	☐

The Board of Directors recommends a vote AGAINST proposals 4 and 5:

		FOR	AGAINST	ABSTAIN

4.	Stockholder proposal with respect to cumulative voting.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

5.	Stockholder proposal requesting adoption of a 75% retention policy for shares acquired through compensation plans.	☐	☐	☐

Signature	Signature	Date

Please date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., full title as such should be shown. For joint accounts, each joint owner should sign. If more than one trustee is listed, all trustees should sign, unless one trustee has power to sign for all.

▲ FOLD AND DETACH HERE ▲

The Bank of New York Mellon Corporation

Elective Deferred Compensation Plan for Directors (Post 12/31/04) Trust Confidential Ballot

This is a ballot for voting the shares of The Bank of New York Mellon Corporation stock held by PNC Bank, National Association, as Trustee of Mellon Financial Corporation Elective Deferred Compensation Plan for Directors (Post 12/31/04) Trust. Please complete the ballot and return it in the envelope provided. PNC Bank, National Association, as Trustee of the Trust, will vote the shares held in the Trust as to which you have voting authority as directed on the ballot of the Annual Meeting of Shareholders of The Bank of New York Mellon Corporation to be held on April 14, 2009 and any adjournment thereof.

Indicate your voting instructions for each proposition on the ballot, sign and date it, and return it in the envelope provided. Your ballot must be received on or before April 6, 2009 in order to be counted. Your voting instructions will be kept confidential.

If you properly sign and return your ballot, the Trustee will vote the shares as to which you have voting authority according to your instructions. If you fail to provide voting instructions for any of the propositions on the ballot, the Trustee will vote the shares as to which you have voting authority in the same proportions as it votes the respective Trust’s shares for which signed voting directions are timely received.

If you do not properly sign and return your ballot, the Trustee will vote the shares as to which you have voting authority “FOR”, “AGAINST”, or “ABSTAIN” in the same proportions as it votes the respective Trust’s shares for which signed voting directions are timely received. Consequently, a failure to sign and return a ballot is not equivalent to voting “FOR”, “AGAINST”, or “ABSTAIN” with respect to any of the propositions on the ballot.

(Continued, and to be signed and dated, on reverse side)

▲ FOLD AND DETACH HERE ▲

Where a vote is not specified, the proxies will vote shares represented by this Proxy FOR all nominees for director, FOR Proxy Items 2 and 3, and AGAINST Proxy Items 4 and 5, and will vote in their discretion on such other matters that may properly come before the meeting and at any adjournment of such meeting.	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Directors recommends a vote FOR all nominees for director:		FOR ALL	WITHHELD FOR ALL	EXCEPTIONS*

1.	Election of Directors	☐	☐	☐

Nominees:	01	Ruth E. Bruch	06	Richard J. Kogan	11	Catherine A. Rein
	02	Nicholas M. Donofrio	07	Michael J. Kowalski	12	William C. Richardson
	03	Gerald L. Hassell	08	John A. Luke, Jr.	13	Samuel C. Scott III
	04	Edmund F. Kelly	09	Robert Mehrabian	14	John P. Surma
	05	Robert P. Kelly	10	Mark A. Nordenberg	15	Wesley W. von Schack

Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions*” box and write that nominee’s name on the following line.

Exceptions*
Note: A vote FOR the election of directors includes discretionary authority to vote for a substitute if a nominee is unable to serve.

The Board of Directors recommends a vote FOR proposals 2 and 3:

		FOR	AGAINST	ABSTAIN

2.	Proposal to approve the advisory (non-binding) resolution relating to 2008 executive compensation.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

3.	Ratification of appointment of KPMG LLP as independent registered public accountants.	☐	☐	☐

The Board of Directors recommends a vote AGAINST proposals 4 and 5:

		FOR	AGAINST	ABSTAIN

4.	Stockholder proposal with respect to cumulative voting.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

5.	Stockholder proposal requesting adoption of a 75% retention policy for shares acquired through compensation plans.	☐	☐	☐

Signature	Signature	Date

Please date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., full title as such should be shown. For joint accounts, each joint owner should sign. If more than one trustee is listed, all trustees should sign, unless one trustee has power to sign for all.

▲ FOLD AND DETACH HERE ▲

The Bank of New York Mellon Corporation

Elective Deferred Compensation Plan (Post 12/31/04) and Elective Deferred Compensation Plan for Senior Officers (Post 12/31/04) Trust Confidential Ballot

This is a ballot for voting the shares of The Bank of New York Mellon Corporation stock held by PNC Bank, National Association, as Trustee of the Mellon Financial Corporation Elective Deferred Compensation Plan (Post 12/31/04) and Elective Deferred Compensation Plan for Senior Officers (Post 12/31/04) Trust Confidential Ballot. Please complete the ballot and return it in the envelope provided. PNC Bank, National Association, as Trustee of the Trust, will vote the shares held in the Trust as to which you have voting authority as directed on the ballot at the Annual Meeting of Shareholders of The Bank of New York Mellon Corporation to be held on April 14, 2009 and any adjournment thereof.

Indicate your voting instructions for each proposition on the ballot, sign and date it, and return it in the envelope provided. Your ballot must be received on or before April 6, 2009 in order to be counted. Your voting instructions will be kept confidential.

If you properly sign and return your ballot, the Trustee will vote the shares as to which you have voting authority according to your instructions. If you fail to provide voting instructions for any of the propositions on the ballot, the Trustee will vote the shares as to which you have voting authority in the same proportions as it votes the respective Trust’s shares for which signed voting directions are timely received.

If you do not properly sign and return your ballot, the Trustee will vote the shares as to which you have voting authority “FOR”, “AGAINST”, or “ABSTAIN” in the same proportions as it votes the respective Trust’s shares for which signed voting directions are timely received. Consequently, a failure to sign and return a ballot is not equivalent to voting “FOR”, “AGAINST”, or “ABSTAIN” with respect to any of the propositions on the ballot.

(Continued, and to be signed and dated, on reverse side)

▲ FOLD AND DETACH HERE ▲

The Bank of New York Mellon Corporation

Confidential Ballot for 2009 Annual Meeting

YOU MAY VOTE BY TOLL-FREE TELEPHONE

OR ON THE INTERNET

(OR COMPLETE THE VOTING INSTRUCTION FORM BELOW

AND RETURN IT BY MAIL)

Call Toll-Free
on a Touch-Tone Phone:	To vote by Internet
24 hours a day, 7 days a week (U.S. and Canada only)	Visit: https://www.proxyvotenow.com/bk1
1-866-593-3357

Have this Form available when you call the toll-free number, and follow the prompts.	Have this Form available and follow the directions.

If you choose to vote by mail, complete the Form below and mail it promptly in its entirety in the postage-paid envelope provided (U.S. & Puerto Rico only). Please mail in advance, so that your instruction may be received no later than

11:59 P.M. Eastern Daylight Time on April 10

You need not return the form if you have voted by telephone or Internet.

Your vote must be received by 11:59 P.M. Eastern Daylight Time on

April 10, 2009, to be counted.

The Bank of New York Mellon Corporation

Confidential Ballot for 2009 Annual Meeting

The Employee Stock Ownership Plan of The Bank of New York Company, Inc.

Employee Savings & Investment Plan of The Bank of New York Company, Inc.

The Retirement Savings Plan of BNY Securities Group

This is a ballot for giving voting instructions for the shares of The Bank of New York Mellon Corporation stock held in your account in each of the above plans (the “Plans”) in which you participate.

By properly submitting your voting instructions, you authorize the voting fiduciary of each Plan in which you hold shares to direct The Bank of New York Mellon, as trustee (the “Trustee”) of such Plan, to vote all shares held in your accounts in such Plan as you direct. Such shares will be voted at the Annual Meeting of Shareholders of The Bank of New York Mellon Corporation to be held on April 14, 2009, and at any adjournment thereof. Your voting instructions must be received by 11:59 P.M., EDT April 10, 2009, in order to be counted. All voting instructions are submitted to an independent proxy tabulator, who is obligated to hold them in confidence and not to reveal your individual votes to any person, including The Bank of New York Mellon Corporation, except as may be required by law.

If you properly provide instructions by mail, telephone or Internet as described on this card, your shares will be voted according to your instructions. If you properly sign and return this ballot but fail to provide a specific voting direction for a particular proposition on the ballot, then any shares you hold in the Plans will be voted in accordance with the recommendation of the Board of Directors on such proposition. If you provide voting instructions by telephone or Internet, you must provide voting directions as to each proposition on the ballot in order for your instructions to be effective.

If you do not properly sign and return this ballot or provide instructions by telephone or Internet, the Trustee will vote your shares “FOR”, “AGAINST” or “ABSTAIN” subject to review by the voting fiduciary, in the same proportions as it votes the shares for which proper instructions are timely received. Consequently, a failure to provide instructions is not equivalent to voting “FOR”, “AGAINST” or “ABSTAIN” with respect to any proposition on the ballot but will have the effect described in this ballot.

(Continued, and to be signed and dated on the reverse side.)

Please mark your votes as indicated in this example	☒

The Board of Directors recommends a Vote FOR the election of all nominees for director:

1. Election of Directors:	FOR ALL:	☐	WITHHOLD FOR ALL:	☐	EXCEPTIONS*:	☐

Nominees	(01) Ruth E. Bruch	(05) Robert P. Kelly	(09) Robert Mehrabian	(13) Samuel C. Scott III
	(02) Nicholas M. Donofrio	(06) Richard J. Kogan	(10) Mark A. Nordenberg	(14) John P. Surma
	(03) Gerald L. Hassell	(07) Michael J. Kowalski	(11) Catherine A. Rein	(15) Wesley W. von Schack
	(04) Edmund F. Kelly	(08) John A. Luke, Jr.	(12) William C. Richardson

Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions*” box and write that nominee’s name on the line below.

Note: A vote FOR the election of directors includes discretionary authority to vote for a substitute if any nominee is unable to serve.

The Board of Directors recommends a Vote FOR proposals 2 and 3:					The Board of Directors recommends a Vote AGAINST proposals 4 and 5:

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
2.	Proposal to approve the advisory (non-binding) resolution relating to 2008 executive compensation.	☐	☐	☐	4.	Stockholder proposal with respect to cumulative voting.	☐	☐	☐

3.	Ratification of appointment of KPMG LLP as independent registered public accountants.	☐	☐	☐	5.	Stockholder proposal requesting adoption of a 75% retention policy for shares acquired through compensation plans.	☐	☐	☐

Signature

Please date and sign exactly as name appears hereon.

Date , 2009

Comments

The Bank of New York Mellon Corporation

Confidential Ballot for 2009 Annual Meeting

YOU MAY VOTE BY TOLL-FREE TELEPHONE

OR ON THE INTERNET

(OR COMPLETE THE VOTING INSTRUCTION FORM BELOW

AND RETURN IT BY MAIL)

Call Toll-Free
on a Touch-Tone Phone:	To vote by Internet
24 hours a day, 7 days a week (U.S. and Canada only)	Visit: https://www.proxyvotenow.com/bk2
1-866-209-1708

Have this Form available when you call the toll-free number, and follow the prompts.	Have this Form available and follow the directions.

If you choose to vote by mail, complete the Form below and mail it promptly in its entirety in the postage-paid envelope provided (U.S. & Puerto Rico only). Please mail in advance, so that your instruction may be received no later than

11:59 P.M. Eastern Daylight Time on April 10

You need not return the form if you have voted by telephone or Internet.

Your vote must be received by 11:59 P.M. Eastern Daylight Time on

April 10, 2009, to be counted.

The Bank of New York Mellon Corporation

Confidential Ballot for 2009 Annual Meeting

BNY Employee Stock Purchase Plan

This is a ballot for giving voting instructions for the shares of The Bank of New York Mellon Corporation stock held in your account in the above plan (the “ESPP”) in which you participate.

By properly submitting your voting instructions, you authorize BNY Mellon Shareowner Services, to vote all shares held in your accounts for the Plan as you direct. Such shares will be voted at the Annual Meeting of Shareholders of The Bank of New York Mellon Corporation to be held on April 14, 2009, and at any adjournment thereof. Your voting instructions must be received by 11:59 P.M. EDT April 10, 2009, in order to be counted. All voting instructions are submitted to an independent proxy tabulator, who is obligated to hold them in confidence and not to reveal your individual votes to any person, including The Bank of New York Mellon Corporation, except as may be required by law.

If you properly provide instructions by mail, telephone or Internet as described on this card, your shares will be voted according to your instructions. If you properly sign and return this ballot but fail to provide a specific voting direction for a particular proposition on the ballot, then any shares you hold in the ESPP will be voted in accordance with the recommendation of the Board of Directors on such proposition. If you provide voting instructions by telephone or Internet, you must provide voting directions as to each proposition on the ballot in order for your instructions to be effective.

If you do not properly sign and return this ballot or provide instructions by telephone or Internet, then for shares held in the ESPP, no vote will be recorded. Consequently, a failure to provide instructions is not equivalent to voting “FOR”, “AGAINST” or “ABSTAIN” with respect to any proposition on the ballot but will have the effect described in this ballot.

(Continued, and to be signed and dated on the reverse side.)

Please mark your votes as indicated in this example	☒

The Board of Directors recommends a Vote FOR the election of all nominees for director:

1. Election of Directors:	FOR ALL:	☐	WITHHOLD FOR ALL:	☐	EXCEPTIONS*:	☐

Nominees	(01) Ruth E. Bruch	(05) Robert P. Kelly	(09) Robert Mehrabian	(13) Samuel C. Scott III
	(02) Nicholas M. Donofrio	(06) Richard J. Kogan	(10) Mark A. Nordenberg	(14) John P. Surma
	(03) Gerald L. Hassell	(07) Michael J. Kowalski	(11) Catherine A. Rein	(15) Wesley W. von Schack
	(04) Edmund F. Kelly	(08) John A. Luke, Jr.	(12) William C. Richardson

Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions*” box and write that nominee’s name on the line below.

Note: A vote FOR the election of directors includes discretionary authority to vote for a substitute if any nominee is unable to serve.

The Board of Directors recommends a Vote FOR proposals 2 and 3:					The Board of Directors recommends a Vote AGAINST proposals 4 and 5:

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
2.	Proposal to approve the advisory (non-binding) resolution relating to 2008 executive compensation.	☐	☐	☐	4.	Stockholder proposal with respect to cumulative voting.	☐	☐	☐

3.	Ratification of appointment of KPMG LLP as independent registered public accountants.	☐	☐	☐	5.	Stockholder proposal requesting adoption of a 75% retention policy for shares acquired through compensation plans.	☐	☐	☐

Signature

Please date and sign exactly as name appears hereon.

Date , 2009

Comments

The Bank of New York Mellon Corporation

Confidential Ballot for 2009 Annual Meeting

YOU MAY VOTE BY TOLL-FREE TELEPHONE

OR ON THE INTERNET

(OR COMPLETE THE VOTING INSTRUCTION FORM BELOW

AND RETURN IT BY MAIL)

Call Toll-Free
on a Touch-Tone Phone:	To vote by Internet
24 hours a day, 7 days a week (U.S. and Canada only)	Visit: https://www.proxyvotenow.com/bk3
1-888-216-1294

Have this Form available when you call the toll-free number, and follow the prompts.	Have this Form available and follow the directions.

If you choose to vote by mail, complete the Form below and mail it promptly in its entirety in the postage-paid envelope provided (U.S. & Puerto Rico only). Please mail in advance, so that your instruction may be received no later than

11:59 P.M., Eastern Daylight Time on Friday, April 10.

You need not return the form if you have voted by telephone or Internet.

Your vote must be received by 11:59 P.M., Eastern Daylight Time on

Friday, April 10, 2009, to be counted.

The Bank of New York Mellon Corporation

Confidential Ballot for 2009 Annual Meeting

• Mellon 401(k) Retirement Savings Plan (“401(k)”) • Mellon Employee Stock Purchase Plan (“ESPP”)

This is a ballot for giving voting instructions for the shares of The Bank of New York Mellon Corporation stock held in your account in each of the above plans (the “Plans”) in which you participate.

By properly submitting your voting instructions, you direct the voting fiduciary of the 401(k) to instruct The Bank of New York Mellon, as trustee (the “Trustee”) of the 401(k), to vote all shares held in your account in the 401(k) as you direct. By properly submitting your voting instructions, you authorize BNY Mellon Shareowner Services to vote all shares held in your account in the ESPP as you direct. Such shares will be voted at the Annual Meeting of Shareholders of The Bank of New York Mellon Corporation to be held on April 14, 2009, and at any adjournment thereof. Your voting instructions must be received by April 10, 2009, in order to be counted. All voting instructions are submitted to an independent proxy tabulator, who is obligated to hold them in confidence and not to reveal your individual votes to any person, including The Bank of New York Mellon Corporation, except as may be required by law.

If you properly provide instructions by mail, telephone or Internet as described on this card, your shares will be voted according to your instructions. If you properly sign and return this ballot but fail to provide a specific voting direction for a particular proposition on the ballot, then any shares you hold in the 401(k) and the ESPP will be voted in accordance with the recommendation of the Board of Directors on such proposition. If you provide voting instructions by telephone or Internet, you must provide voting directions as to each proposition on the ballot in order for your instructions to be effective.

If you do not properly sign and return this ballot or provide instructions by telephone or Internet, then (1) for shares held in the ESPP, no vote will be recorded and (2) for shares held in the 401(k), subject to review by the voting fiduciary, the Trustee will vote your shares “FOR”, “AGAINST” or “ABSTAIN” in the same proportions as it votes the shares for which proper instructions are timely received. Consequently, a failure to provide instructions is not equivalent to voting “FOR”, “AGAINST” or “ABSTAIN” with respect to any proposition on the ballot but will have the effect described in this ballot.

(Continued, and to be signed and dated on the reverse side.)

Please mark your votes as indicated in this example	☒

The Board of Directors recommends a Vote FOR the election of all nominees for director:

1. Election of Directors:	FOR ALL:	☐	WITHHOLD FOR ALL:	☐	EXCEPTIONS*:	☐

Nominees	(01) Ruth E. Bruch	(05) Robert P. Kelly	(09) Robert Mehrabian	(13) Samuel C. Scott III
	(02) Nicholas M. Donofrio	(06) Richard J. Kogan	(10) Mark A. Nordenberg	(14) John P. Surma
	(03) Gerald L. Hassell	(07) Michael J. Kowalski	(11) Catherine A. Rein	(15) Wesley W. von Schack
	(04) Edmund F. Kelly	(08) John A. Luke, Jr.	(12) William C. Richardson

Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions*” box and write that nominee’s name on the line below.

Note: A vote FOR the election of directors includes discretionary authority to vote for a substitute if any nominee is unable to serve.

The Board of Directors recommends a Vote FOR proposals 2 and 3:					The Board of Directors recommends a Vote AGAINST proposals 4 and 5:

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
2.	Proposal to approve the advisory (non-binding) resolution relating to 2008 executive compensation.	☐	☐	☐	4.	Stockholder proposal with respect to cumulative voting.	☐	☐	☐

3.	Ratification of appointment of KPMG LLP as independent registered public accountants.	☐	☐	☐	5.	Stockholder proposal requesting adoption of a 75% retention policy for shares acquired through compensation plans.	☐	☐	☐

Signature

Please date and sign exactly as name appears hereon.

Date , 2009

Comments

The Bank of New York Mellon Corporation

Confidential Ballot for 2009 Annual Meeting

YOU MAY VOTE BY TOLL-FREE TELEPHONE

OR ON THE INTERNET

(OR COMPLETE THE VOTING INSTRUCTION FORM BELOW

AND RETURN IT BY MAIL)

Call Toll-Free
on a Touch-Tone Phone:	To vote by Internet
24 hours a day, 7 days a week (U.S. and Canada only)	Visit: https://www.proxyvotenow.com/bk4
1-888-216-1308

Have this Form available when you call the toll-free number, and follow the prompts.	Have this Form available and follow the directions.

If you choose to vote by mail, complete the Form below and mail it promptly in its entirety in the postage-paid envelope provided (U.S. & Puerto Rico only). Please mail in advance, so that your instruction may be received no later than

11:59 P.M. Eastern Daylight Time on April 10

You need not return the form if you have voted by telephone or Internet.

Your vote must be received by 11:59 P.M. Eastern Daylight Time on

April 10, 2009, to be counted.

The Bank of New York Mellon Corporation

Confidential Ballot for 2009 Annual Meeting

The Bank of New York Mellon Corporation

Employee Stock Purchase Plan

This is a ballot for giving voting instructions for the shares of The Bank of New York Mellon Corporation stock held in your account in the above plan (the “ESPP”) in which you participate.

By properly submitting your voting instructions, you authorize BNY Mellon Shareowner Services, to vote all shares held in your accounts for the Plan as you direct. Such shares will be voted at the Annual Meeting of Shareholders of The Bank of New York Mellon Corporation to be held on April 14, 2009, and at any adjournment thereof. Your voting instructions must be received by 1:59 P.M. EDT April 10, 2009, in order to be counted. All voting instructions are submitted to an independent proxy tabulator, who is obligated to hold them in confidence and not to reveal your individual votes to any person, including The Bank of New York Mellon Corporation, except as may be required by law.

If you properly provide instructions by mail, telephone or Internet as described on this card, your shares will be voted according to your instructions. If you properly sign and return this ballot but fail to provide a specific voting direction for a particular proposition on the ballot, then any shares you hold in the ESPP will be voted in accordance with the recommendation of the Board of Directors on such proposition. If you provide voting instructions by telephone or Internet, you must provide voting directions as to each proposition on the ballot in order for your instructions to be effective.

If you do not properly sign and return this ballot or provide instructions by telephone or Internet, then for shares held in the ESPP, no vote will be recorded. Consequently, a failure to provide instructions is not equivalent to voting “FOR”, “AGAINST” or “ABSTAIN” with respect to any proposition on the ballot but will have the effect described in this ballot.

(Continued, and to be signed and dated on the reverse side.)

Please mark your votes as indicated in this example	☒

The Board of Directors recommends a Vote FOR the election of all nominees for director:

1. Election of Directors:	FOR ALL:	☐	WITHHOLD FOR ALL:	☐	EXCEPTIONS*:	☐

Nominees	(01) Ruth E. Bruch	(05) Robert P. Kelly	(09) Robert Mehrabian	(13) Samuel C. Scott III
	(02) Nicholas M. Donofrio	(06) Richard J. Kogan	(10) Mark A. Nordenberg	(14) John P. Surma
	(03) Gerald L. Hassell	(07) Michael J. Kowalski	(11) Catherine A. Rein	(15) Wesley W. von Schack
	(04) Edmund F. Kelly	(08) John A. Luke, Jr.	(12) William C. Richardson

Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions*” box and write that nominee’s name on the line below.

Note: A vote FOR the election of directors includes discretionary authority to vote for a substitute if any nominee is unable to serve.

The Board of Directors recommends a Vote FOR proposals 2 and 3:					The Board of Directors recommends a Vote AGAINST proposals 4 and 5:

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
2.	Proposal to approve the advisory (non-binding) resolution relating to 2008 executive compensation.	☐	☐	☐	4.	Stockholder proposal with respect to cumulative voting.	☐	☐	☐

3.	Ratification of appointment of KPMG LLP as independent registered public accountants.	☐	☐	☐	5.	Stockholder proposal requesting adoption of a 75% retention policy for shares acquired through compensation plans.	☐	☐	☐

Signature

Please date and sign exactly as name appears hereon.

Date , 2009

Comments

Subject: Your Bank of New York Mellon Shareholder Voting Material – IMPORTANT!

Dear Bank of New York Mellon Shareholder,

You are receiving this e-mail because as of February 13, 2009, you held Bank of New York Mellon Corporation (“BNY Mellon”) Common Stock (“Stock”) in either or both of the Mellon 401(k) Retirement Savings Plan (“401(k)”) or the Mellon Employee Stock Purchase Plan (“ESPP”). The 401(k) and the ESPP together are referred to as the “Plans”.

As a holder of Stock in the Plans, you are entitled to direct the voting of your shares. It is important that we obtain votes from each of our shareholders, so please provide your voting instructions now.

Your voting instructions must be received by 11:59 p.m. Eastern Daylight Time on April 10, 2009 in order to be counted.

The voting process is quick and easy – either click on the following link to the Internet voting site (which also contains Bank of New York Mellon’s 2008 Annual Report and 2009 Proxy materials), or call the telephone number below to access the telephone voting site. Please have the unique control number provided below handy – you’ll need it to enter your voting instructions.

YOUR CONTROL NUMBER IS:

INTERNET: To view the Annual Report and Proxy materials and vote by Internet, connect to the secure electronic voting site at https://www.proxyvotenow.com/bk3 and follow the prompts.

TELEPHONE: To vote by telephone, please view the Annual Report and Proxy materials at http://bnymellon.mobular.net/bnymellon/bk. Then call 1-888-216-1294 and follow the prompts.

If you prefer to vote by hard copy, please call 1-866-252-6890 and follow the prompts. You will be mailed a hard copy voting card, the Annual Report and the Proxy materials, together with a postage paid return envelope. (You will need your control number to enter such a request). Be sure to allow adequate mailing time because your vote must be received by April 10 to be counted. Also, you may view the Annual Report and Proxy materials without going to the electronic voting site by visiting http://bnymellon.mobular.net/bnymellon/bk

If you would like to speak to a CSR to request a hard copy of the Annual Report or Proxy materials (without a voting card), you may request them by visiting www.bnymellon.com/shareowner or calling BNY Mellon Shareowner Services at 1-800-205-7699 within the United States or 1-201-680-6578 outside the United States, or Telecommunication Device for the Deaf (TDD) lines: 1-800-231-5469 within the United States or 1-201-680-6610 outside the United States.

When you vote, you will be directing the vote of all shares of Stock held in your account in each of the Plans in which you participate. By properly submitting your voting instructions, you direct the voting fiduciary of the 401(k) to instruct The Bank of New York Mellon, as trustee (the “Trustee”) of the 401(k) to vote all shares held in your account in the 401(k) as you direct. By properly submitting your voting instructions, you authorize BNY Mellon Shareowner Services to vote all shares held in your account in the ESPP as you direct. Such shares will be voted at Bank of New York Mellon’s Annual Meeting of Shareholders, which will be held on Tuesday, April 14, 2009, and at any adjournment thereof. Your voting instructions are submitted directly to an independent proxy tabulator, who is obligated to hold them in confidence and not to reveal your individual votes to any person, including Bank of New York Mellon, except as may be required by law.

If you properly provide instructions by telephone or Internet as described in this e-mail, or if you properly submit a hard copy voting card, your shares will be voted according to your instructions. You must provide voting instructions as to each proposition on the ballot in order for your Internet or telephone voting instructions to be effective. If you properly submit a hard copy voting card without providing voting instructions for any or all propositions on the card, your shares will be voted in accordance with the recommendation of the Board of Directors on each such proposition.

If you do not properly submit a hard copy voting card or provide voting instructions by telephone or Internet, then (1) for shares held in the ESPP, no vote will be recorded and (2) for shares held in the 401(k), subject to review by the voting fiduciary, the Trustee will vote your shares “FOR”, “AGAINST” OR “ABSTAIN” in the same proportions as it votes the shares for which properly conveyed instructions are timely received. Consequently, a failure to provide instructions is not equivalent to voting “FOR”, “AGAINST” OR “ABSTAIN” with respect to any propositions on the ballot.

Your vote is important.

Thank you.